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                                                                   EXHIBIT 23.1



                        Consent of Deloitte & Touche LLP



We consent to the incorporation by reference in Registration Statement No. 333-32926 on Form S-3 and Nos. 333-32924, 33-45083, 33-78150, 33-78158,
333-2752, 333-2754, 333-2756, 333-32013, 333-69457 and 333-95291 on Form S-8 of
Qualcomm Incorporated of our report with respect to SnapTrack, Inc. dated February 25, 2000 appearing in this Current Report of Form 8-K/A of Qualcomm Incorporated.



Deloitte & Touche LLP

San Jose, California
April 10, 2000